Exhibit 31.2

STREAMLINE HEALTH SOLUTIONS, INC.

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas A. Meeks, certify that:

I have reviewed this annual report on Form 10-K/A of Streamline Health Solutions, Inc.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

May 30, 2018	/s/ Nicholas A. Meeks
Chief Financial Officer